Prudential California Municipal Fund
For the fiscal year ended 8/31/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           9,150

4.   Dollar Amount of Purchase
           $971,784.90

5.   Price Per Unit
       $106.206

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray



Prudential California Municipal Fund
For the six month period ended 2/28/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Income Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           16,800

4.   Dollar Amount of Purchase
           $1,784,260.80

5.   Price Per Unit
       $106.206

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
  	  U.S. Bancorp Piper Jaffray


Prudential California Municipal Fund
For the six month period ended 2/28/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           15,000

4.   Dollar Amount of Purchase
           $1,654,890

5.   Price Per Unit
       $110.326

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray


Prudential California Municipal Fund
For the six month period ended 2/28/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Income Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           30,000

4.   Dollar Amount of Purchase
           $3,309,780

5.   Price Per Unit
       $110.326

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray


Prudential California Municipal Fund
For the six month period ended 2/28/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           15,000

4.   Dollar Amount of Purchase
           $1,582,005

5.   Price Per Unit
       $105.467

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray



Prudential California Municipal Fund
For the six month period ended 2/28/03
File No. 811-4024

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

California Income Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           25,000

4.   Dollar Amount of Purchase
           $2,636,675

5.   Price Per Unit
       $105.467

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray